AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 1 to Registration Rights Agreement (the "Amendment") is made and entered into as of the ____ day of November, 2000, by and Telscape International, a Texas corporation (the "Company"), and the Purchasers (as such term is defined in that certain Registration Rights Agreement, dated as of June 2, 2000, by and between the Company and the Purchasers (the "Registration Rights Agreement").

     WHEREAS, the Company and the Purchasers entered into the Registration Rights Agreement; and

     WHEREAS, the Company and the Purchasers wish to amend the terms of the Registration Rights Agreement as described herein;

     NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Company and the Purchasers hereby agree as follows:

     1. Unless otherwise defined, all capitalized terms used herein shall have the meaning ascribed to them in the Registration Rights Agreement. All references to Section herein shall be to Sections of the Registration Rights Agreement.

     2. The first sentence of Section 2.1(a) shall be amended read in its entirety as follows:

     (a) Subject to the provisions set forth in Article 7, the Company shall file, on or before the date that is 90 days following the first issuance of the Company's Class G Senior Preferred Stock, par value $0.001 per share, with the Commission a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1as of the date first above written.


                              TELSCAPE  INTERNATIONAL,  INC.


                              By: _________________________________
                              Name: _______________________________
                              Title: ______________________________


                              PURCHASERS:

                              TSG  CAPITAL  FUND  III,  L.P.

                              By:  TSG  ASSOCIATES  III,  L.L.C.


                              By: _________________________________
                                  Darryl  B.  Thompson
                                  Executive  Vice  President


                              OPPORTUNITY CAPITAL PARTNERS  II, L.P.


                              By: _________________________________
                              Name: _______________________________
                              Title: ______________________________


                              OPPORTUNITY CAPITAL  PARTNERS III, L.P.


                              By: _________________________________
                              Name: _______________________________
                              Title: ______________________________